CARILLON SERIES TRUST
Carillon Scout Small Cap Fund
SUPPLEMENT DATED NOVEMBER 18, 2024 TO
THE PROSPECTUS DATED APRIL 26, 2024, AS
PREVIOUSLY AMENDED OR SUPPLEMENTED
IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY
At meetings held on November 14‑15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Carillon Scout Small Cap Fund (the “Fund”) would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”), effective on or about April 25, 2025. In connection with the Reorganization, the Board approved, among other things: (1) the appointment of Chartwell Investment Partners, LLC (“Chartwell”) to replace Scout Investments, Inc. (“Scout”) as the subadviser for the Fund on or about January 18, 2025; (2) a change in the name of the Fund to the “Carillon Chartwell Small Cap Fund”; (3) changes to the Fund’s non‑fundamental investment objective and policy with respect to the investment of 80% of its assets (plus the amount of any borrowings for investment purposes); and (4) changes to the Fund’s principal investment strategies and principal risks, each effective January 18, 2025.
Additional information regarding the foregoing changes, as well as corresponding changes to the Fund’s Prospectus, are described below:

1.	The Reorganization
The Reorganization of the Fund into the Acquiring Fund is expected to occur on or about April 25, 2025. The Reorganization Plan, which sets forth the terms of the Reorganization, provides for: (1) the transfer of the Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Fund; and (2) the Fund to distribute the shares of the Acquiring Fund received by the Fund to its shareholders in complete liquidation of the Fund and in cancellation of all of the Fund’s shares. Each shareholder of the Fund will receive the number of full and fractional shares of each class of the Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Fund held by the shareholder prior to the Reorganization. The Reorganization is intended to qualify as a tax‑free transaction for federal income tax purposes.
It is not necessary for shareholders of the Fund or the Acquiring Fund to approve the Reorganization or take any other action. Please be advised that, effective April 16, 2025, the Fund will no longer accept purchases of Fund shares or exchanges into the Fund.

2.	Appointment of Chartwell as Subadviser, Change of Name, Changes to Investment Objective and 80% Policy, and Changes to Principal Investment Strategies and Principal Risks
Effective January 21, 2025, the following sections of the Fund’s Prospectus are amended as follows:

a.	All references to the “Carillon Scout Small Cap Fund” are hereby deleted and replaced with references to the “Carillon Chartwell Small Cap Fund.”

b.	The title of the “Summary of Carillon Scout Small Cap Fund” section of the Prospectus is hereby deleted in its entirety and replaced with “Summary of Carillon Chartwell Small Cap Fund.”

c.	On page 54 of the Prospectus, the “Summary of Carillon Scout Small Cap Fund – Investment objective” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
Investment objective | The Carillon Chartwell Small Cap Fund (“Small Cap Fund” or the “fund”) seeks long-term capital appreciation.

d.
On page 55 of the Prospectus, the “Summary of Carillon Scout Small Cap Fund – Principal investment strategies” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $1.86 million and $17.4 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher. The sub‑adviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small‑cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio.
The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes.
The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

e.	On page 55 of the Prospectus, the “Summary of Carillon Scout Small Cap Fund – Principal risks” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.
Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market.
Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.
Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.
Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;

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Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;

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Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the fund’s subadviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers with their principal activities in the biotechnology industry, which has additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Health care companies are subject to regulation by, and the restrictions of, federal agencies, state and local governments, and non‑U.S. regulatory authorities;
Industrials sector risk is the risk that companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims and exchange rates. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices;

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Securities lending risk is the risk that, if the fund lends its portfolio securities and receives collateral in the form of cash that is reinvested in securities, those securities may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the fund’s ability to vote proxies or to settle transactions and there may be a loss of rights in the collateral should the borrower fail financially; and

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Small‑cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

f.	On page 59 of the Prospectus, the “Summary of Carillon Scout Small Cap Fund – Subadviser” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
Sub‑adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the subadviser to the fund.

g.	On page 59 of the Prospectus, the “Summary of Carillon Scout Small Cap Fund - Portfolio Managers” section of the Prospectus is hereby deleted in its entirety and replaced with the following:
Portfolio Managers | Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are the Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Sustersic and Ms. Tran have managed the fund since January 2025.

h.
On page 103 of the Prospectus, the “Additional Information Regarding Investment Strategies – Carillon Scout Small Cap Fund” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Carillon Chartwell Small Cap Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12‑month period (which was approximately $1.86 million and $17.4 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.
The fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside of the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.
The subadviser also may purchase ETFs designed to track U.S. small‑cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.
The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening for inexpensive stocks using multiple parameters, and identifying companies priced with secular, sustainable growth, a sound economic foundation and proven management expertise and that offer attractive risk/reward characteristics.
Fundamental analysis: The subadviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process focuses on understanding the company’s business model, and the inherent strengths and potential weaknesses of a company’s business model. The research involves understanding the visibility and durability of a company’s growth opportunity, while identifying catalysts that could lead to an acceleration of a company’s growth profile.
Portfolio management: The subadviser constructs the fund’s final portfolio using a bottom‑up approach to stock selection. The subadviser then considers the individual sector weightings within the portfolio, as well as the comparable sector weighting within the benchmark. The final portfolio will be diversified, investing in companies across each industrial sector. A number of factors including fundamentals, timing of catalysts, and growth prospects are considered when determining portfolio weightings.
When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.
Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio.

i.	In the “Additional Information About Principal Risk Factors” section of the Prospectus, the following changes are made to the table on pages 110–112 of the Prospectus:

(1)
In the table on page 111 of the Prospectus, a row titled “Management and strategy” is added following “Large‑cap companies,” and an “X” is added under the column titled “Carillon Scout Small Cap Fund.”

(2)	In the following rows, an “X” is deleted from the column titled “Carillon Scout Small Cap Fund”:

•	Emerging markets

•	Focused holdings

•	Market timing

•	Mid‑cap companies

•	U.S. government securities and government sponsored enterprises

•	U.S. Treasury obligations

•	Value stocks

j.
On page 130 of the Prospectus, in the “Subadvisers” section, the reference to the Fund in the paragraph regarding Scout is deleted, and the paragraph regarding Chartwell is deleted in its entirety and replaced with the following:

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Chartwell, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 serves as the subadviser to the Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund.

k.
On pages 131‑132 of the Prospectus, in the “Portfolio Managers” section, the paragraph regarding the Carillon Scout Small Cap Fund is deleted in its entirety. In addition, the paragraph regarding the Carillon Chartwell Small Cap Growth Fund is deleted in its entirety and replaced with the following:

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Carillon Chartwell Small Cap Fund and Chartwell Small Cap Growth Fund – Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are jointly and primarily responsible for the day‑to‑day management of the Carillon Chartwell Small Cap Fund and the Carillon Chartwell Small Cap Growth Fund.

Frank L. Sustersic, CFA®, has 35 years of investment experience. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA® Institute and the CFA® Society of Philadelphia.
Theresa H. Tran, CFA®, has 20 years of investment experience. Ms. Tran earned a Bachelor of Business Administration degree from Temple University, Fox School of Business and holds a Chartered Financial Analyst designation. From 2020 to June 2022, Ms. Tran worked as an Equity Research Analyst at Voya Investment Management. Prior to that, she worked as an Investment Analyst from 2017 to March 2020 at Chartwell. In addition, Ms. Tran was previously employed at Merck & Co., Inc. from 2016 – August 2017 where she served as Associate Director of Strategy and Planning; American Century Investments from 2015 – May 2016 where she served as an Investment Analyst; Turner Investments from 2007 – May 2014 where she served as an Analyst; and Towers Watson from 2004 to June 2007 where she served as a Health and Welfare Associate. Ms. Tran is a member of the CFA® Institute and the CFA® Society of Philadelphia.
* * * * *
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE

CARILLON SERIES TRUST

Carillon Scout Small Cap Fund

SUPPLEMENT DATED NOVEMBER 18, 2024 TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 26, 2024, AS PREVIOUSLY AMENDED

OR SUPPLEMENTED

At meetings held on November 14-15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which the Carillon Scout Small Cap Fund (the “Fund”) would be reorganized into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”) (the “Reorganization”), effective on or about April 25, 2025. In connection with the Reorganization, the Board approved, among other things: (1) the appointment of Chartwell Investment Partners, LLC (“Chartwell”) to replace Scout Investments, Inc. (“Scout”) as the subadviser for the Fund on or about January 18, 2025; (2) a change in the name of the Fund to the “Carillon Chartwell Small Cap Fund”; (3) changes to the Fund’s non-fundamental investment objective and policy with respect to the investment of 80% of its assets (plus the amount of any borrowings for investment purposes); and (4) changes to the Fund’s principal investment strategies and principal risks, each effective January 18, 2025.

Additional information regarding the foregoing changes, as well as corresponding changes to the Statement of Additional Information (“SAI”), are described below. Effective January 21, 2025, the following sections will be amended as follows:

1.	All references to the “Carillon Scout Small Cap Fund” are hereby deleted and replaced with references to the “Carillon Chartwell Small Cap Fund.”

2.	In the “Investment Information – Investment Policies, Strategies and Risks” section of the SAI, the following changes are made to the table on pages 4–6 of the SAI:

a.	In the following rows, an “X” is added under the column titled “Carillon Chartwell Small Cap Fund”:

•	Small- and Mid Capitalization Stocks

•	Closed-End Funds

•	Lower Rated / High Yield Securities

•	Interest Rate and Economic Risk

•	Securities Ratings and Credit Ratings

•	Liquidity Risk and Valuation

•	Variable- or Floating-Rate Securities

•	Institutional Term Loans

•	Municipal Obligations

•	Bank Time Deposits

•	Reverse Repurchase Agreements

•	Mortgage Dollar Rolls and Sale-Buybacks

•	Zero Coupon and Pay-In-Kind Securities

•	Mortgage-Backed Securities

•	Euro/Yankee Bonds

•	Eurodollar Certificates

•	Derivatives – Futures, Forwards, Options and Hedging Transactions

•	Options

•	Options on Futures

•	Futures

•	Risks of Futures Trading

•	Stock and Bond Index Futures

•	Foreign Currency Hedging Strategies

•	Forward Currency Contracts

•	Forward Currency Exchange Contracts

•	Non-Deliverable Forwards

•	Combined Transactions

•	Swaps, Caps, Floors and Collars

•	Options on Swap Agreements

•	Forward Commitments

•	When-Issued and Delayed Delivery Transactions

•	Foreign Investment Companies

•	Selling Securities Short

•	Large Shareholder Redemption Risk

b.	In the following row, an “X” is deleted from the column titled “Carillon Chartwell Small Cap Fund”:

•	Latin American Securities

3.	On page 7 of the SAI, in the “Investment Information – Investment Policies, Strategies and Risks—Equity ” section, the reference to the Fund in the last sentence is deleted.

4.

In the “Fund Information – Investment Adviser and Administrator; Subadvisers” section of the SAI on page 102, the table following the third paragraph is hereby deleted in its entirety and replaced with the following:

Subadviser	Fund
Eagle Asset Management, Inc. (“Eagle”)	Growth & Income, Mid Cap Growth, Small Cap Growth
Chartwell Investment Partners, LLC (“Chartwell”)	Mid Cap Value, Small Cap, Chartwell Small Cap Growth, Small Cap Value, Real Income, Short Duration High Yield
ClariVest Asset Management LLC (“ClariVest”)	Capital Appreciation, International Stock, International
Scout Investments, Inc. (“Scout Investments”)	Mid Cap, Core Bond, Core Plus Bond, Unconstrained Bond

5.

In the “Fund Information - Investment Adviser and Administrator; Subadvisers – Advisory Fees” section of the SAI on page 104, the following is added as the last sentence of the paragraph that precedes the table titled “Aggregate Investment Advisory and Subadvisory fees paid”:

Effective January 18, 2025, Chartwell began serving as subadviser to Small Cap.

2

6.	In the “Fund Information - Portfolio Managers – Scout Investments” section of the SAI beginning on page 121, all references to the Fund and its portfolio managers are deleted.

7.	In the “Fund Information - Portfolio Managers – Chartwell” section of the SAI, on page 124, the heading is hereby deleted in its entirety and replaced with the following:

4) Chartwell (Mid Cap Value, Small Cap, Chartwell Small Cap Growth, Small Cap Value, Real Income, Short Duration High Yield)

8.

In the “Fund Information - Portfolio Managers – Chartwell” section of the SAI, on page 124, the section beginning with the fifth paragraph and continuing through the remainder of the section is hereby deleted in its entirety and replaced with the following:

The Carillon Chartwell Small Cap Fund and Carillon Chartwell Small Cap Growth Fund are managed by Frank L. Sustersic, CFA, and Theresa H. Tran, CFA.

Information on other accounts managed by the funds’ portfolio managers as of December 31, 2023, unless otherwise noted, is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0	1	$1.59	18	$0.51
Thomas R. Coughlin, CFA	0	$0	2	$30.61	244	$5.16
T. Ryan Harkins, CFA	0	$0	1	$37.05	54	$1.51
John M. Hopkins, CFA	0	$0	1	$28.08	244	$5.16
Andrew S. Toburen, CFA	0	$0	1	$28.80	244	$5.16
Christine F. Williams	0	$0	1	$28.80	244	$5.16
David C. Dalrymple, CFA	0	$0	1	$37.05	54	$1.51
Frank L. Sustersic[1]	2	$148.5	0	$0	1	$0.10
Theresa H. Tran, CFA[1]	2	$148.5	0	$0	1	$0.10
Reid T. Halloran	0	$0	1	$37.05	54	$1.51

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0	0	$0	0	$0
Thomas R. Coughlin, CFA	0	$0	0	$0	0	$0
T. Ryan Harkins, CFA	0	$0	0	$0	0	$0
John M. Hopkins, CFA	0	$0	0	$0	0	$0
Andrew S. Toburen, CFA	0	$0	0	$0	0	$0
Christine F. Williams	0	$0	0	$0	0	$0
David C. Dalrymple, CFA	0	$0	0	$0	0	$0
Frank L. Sustersic[1]	0	$0	0	$0	0	$0
Theresa H. Tran, CFA[1]	0	$0	0	$0	0	$0
Reid T. Halloran	0	$0	0	$0	0	$0

[1]	Information provided as of September 30, 2024.

Chartwell has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding potential conflicts of interest and the portfolio managers’ compensation follows. This information is provided as of September 30, 2024.

Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of

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investment opportunities. Chartwell has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Chartwell are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Chartwell and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation: The compensation paid to Chartwell investment professionals consists of base salary, annual bonus, and annual contributions to the firm’s retirement plans (both 401k and ESOP).

Annual bonuses are determined by the Compensation Committee based on revenue sharing. Since strategy revenue is highly correlated with long-term performance, teams can earn a proportion of strategy revenue with the residual over salaries distributable as annual bonuses. Performance tests relative to the appropriate benchmark and peer group rankings can enhance this revenue share. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, part of the annual bonus for key employees is deferred for a period of 3 years.

The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the applicable Fund as of December 31, 2023, unless otherwise noted.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Carillon Chartwell Real Income Fund		Carillon Chartwell Mid Cap Value Fund		Carillon Chartwell Short Duration High Yield Fund		Carillon Chartwell Small Cap Growth Fund		Carillon Chartwell Small Cap Value Fund		Carillon Chartwell Small Cap Fund
Jeffrey D. Bilsky		None		None		None		None		None	N/A
Thomas R. Coughlin, CFA		None		None		None		None		None	N/A
T. Ryan Harkins, CFA	$ $	100,001- 500,000	$ $	500,001- 1,000,000		None		None	$ $	500,001- 1,000,000	N/A
John M. Hopkins, CFA		None		None	$ $	500,001- 1,000,000		None		None	N/A
Andrew S. Toburen, CFA		None		None	$ $	500,001- 1,000,000		None		None	N/A
Christine F. Williams		None		None		None		None		None	N/A
David C. Dalrymple, CFA		None	$	Over 1,000,000		None		None		None	N/A
Frank L. Sustersic[1]		None		None		None	$	Over 1,000,000		None	None
Theresa H. Tran, CFA[1]		None		None		None	$ $	100,001- 500,000		None	None
Reid T. Halloran		None		None		None		None		None	N/A

[1]	Information provided as of September 30, 2024.

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